SUPPLEMENT DATED MAY 1, 2001
                                TO THE STATEMENT
                          OF ADDITIONAL INFORMATION OF
                               FRANKLIN TEMPLETON
                              FUND ALLOCATOR SERIES
                             DATED DECEMBER 1, 2000

o The fourth paragraph of the section "Goals and Strategies" on page 2 is replaced with the following:

  The Funds invest in Class Z shares of Mutual Discovery Fund, Mutual European Fund and Mutual Shares Fund, Class A shares of Strategic Mortgage Portfolio (the only class of shares available for this Fund) and Advisor Class shares of other underlying funds. The Funds will not pay any sales load or 12b-1 service or distribution fees in connection with their investments in any of the underlying funds.

               Please keep this supplement for future reference.